Exhibit 10.5

                        1995 Directors' Stock Option Plan
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                         BANK WEST FINANCIAL CORPORATION
                        1995 DIRECTORS' STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Bank West Financial Corporation (the "Corporation") hereby establishes this 1995 Directors' Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation by attracting and retaining qualified non-employee directors and providing such directors with a proprietary interest in the Corporation through non-discretionary grants of non-qualified stock options (an "Option" or "Options") to purchase shares of the Corporation's common stock, par value $.01 per share ("Common Stock").


                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

         3.01 Administration. This Plan shall be administered by the entire Board of Directors of the Corporation (the "Board"). The Board shall have the power, subject to and within the limits of the express provisions of this Plan, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to this Plan.

         3.02 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise or issuance would be contrary to applicable laws and regulations.

         3.03 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.
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                                   ARTICLE IV
                                   ELIGIBILITY

         Options shall be granted pursuant to the terms hereof to each director of the Corporation as of the dates specified in Article VI hereof who is not an employee of the Corporation or any subsidiary of the Corporation ("Non-employee Director"), except as otherwise specified herein. No honorary directors, advisory directors or directors emeritus shall be entitled to receive Options hereunder.

                                    ARTICLE V
                        COMMON STOCK COVERED BY THE PLAN

         5.01 Option Shares. The aggregate number of shares of Common Stock of the Corporation which may be issued pursuant to this Plan, subject to adjustment as provided in Article VIII, shall be an amount equal to 3.0% of the Common Stock issued and sold by the Corporation in the subscription offering and any community offering (collectively, the "Offering") pursuant to the Plan of Conversion of Bank West, F.S.B. ("Plan of Conversion"). None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.

         5.02 Source of Shares. The shares of Common Stock issued under this Plan may be authorized but previously unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                                   ARTICLE VI
                                  OPTION GRANTS

         6.01 Option Grants. Options to purchase shares of Common Stock shall be granted to Non-employee Directors of the Corporation at the following times and in the following amounts:

                  (a) Initial Grant. An Option shall be allocated to each Non-employee Director on the date this Plan is approved by the stockholders of the Corporation. Specifically, each Non-employee Director shall receive an Option for the number of whole shares of Common Stock (rounded down to the nearest whole share) determined by multiplying the number of Options which may be issued pursuant to this Plan by 75% and dividing such product by the number of Non-employee Directors at such time.

                   (b) Grant on One-Year  Anniversary  Date.  An Option shall be allocated to each Non-employee Director on the one-year anniversary of the date this Plan is approved by stockholders of the Corporation. Specifically, each Non-employee Director shall receive an Option for the number of whole shares of Common Stock (rounded down to the nearest whole share) determined by dividing the remaining number of Options which may be issued pursuant to this Plan by the number of Non-employee Directors at such time.
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                  (c) Subsequent  Grants.  In the event any Options granted to a
Non-employee Director expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated Options shall be granted to persons who become a Non-employee Director for the first time following the date Options are granted pursuant to Section 6.01(b) above, as follows: (1) on the date such person is first appointed or elected as a Non-employee Director, he shall receive an Option for 1,000 shares or such lesser number of shares as may be available for grants under the Plan; and (2) if such person does not receive an Option for 1,000 shares as of the date he is first appointed or elected as a Non-employee Director because sufficient shares were not available, he shall receive one or more additional grants as of each day, if any, that an Option subsequently expires or terminates until the number of Options granted to him shall aggregate 1,000 shares.

         6.02 Allocation of Grants. If, on any date on which Options are to be granted pursuant to this Plan, the number of shares of Common Stock remaining available under this Plan (after taking into account both shares theretofore issued and shares subject to issuance upon exercise of outstanding Options) is insufficient for the grant of Options to purchase the entire number of shares specified above, then Options to purchase a proportionate amount of such available number of shares (rounded down to the greatest number of whole shares) shall be granted to each Non-employee Director entitled to receive an Option on such date.

         6.03 Maximum Number of Shares to Any Non-Employee Director. During the life of this Plan, no Non-employee Director of the Corporation or of any subsidiary shall be granted Options pursuant to this Plan in an aggregate amount in excess of .5% of the shares of Common Stock issued and sold by the Corporation in the Offering, subject to adjustment as provided in Article VIII hereof.

                                   ARTICLE VII
                                  OPTION TERMS

         Each Option granted hereunder shall be on the following terms and conditions:

         7.01 Option Agreement. The proper officers of the Corporation and each optionee shall execute an Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price and such other terms, conditions and provisions as are appropriate, provided that they are not inconsistent with the terms, conditions and provisions of this Plan. Each optionee shall receive a copy of his executed Option Agreement.

                   7.02 Option Exercise Price. The per share exercise price at which the shares of Common Stock may be purchased upon exercise of an Option granted pursuant to Section 6.01 hereof shall be equal to the fair market value of the shares at the time of the grant of the Option. For purposes of this Plan, fair market value shall be the mean of the high and low sales prices of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such prices are reported, the mean between the closing high bid and low asked prices of a share of Common Stock on that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such
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shares  selected by the Board of  Directors  of the  Corporation,  or if no such prices are available, the book value of a share of Common Stock as determined under generally accepted accounting principles as of the latest practicable date.

         7.03  Exercise and Duration of Options.

         (a) Except as provided below, each Option shall become exercisable at the rate of 20% per year on each annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. No Option or portion thereof shall be exercisable more than ten (10) years after the date of grant.

         (b) Exception for Termination Due to Death or Disability. If an optionee dies while serving as a Non-employee Director or if his service as a Non-employee Director is terminated as a result of disability without the optionee having fully exercised his Options, the optionee's right to exercise his Options shall be accelerated and his Options shall be 100% exercisable (to the extent not previously exercised) as of the date of such death or disability. Thereafter, the optionee or the executors, administrators, legatees or distributees of his estate shall have the right to exercise such Options during the twelve-month period following such death or disability, provided that no Option shall be exercisable within six (6) months after the date of grant or more than ten (10) years from the date it was granted.

         (c)  Exception  for  Termination  Due  to  Retirement,  Resignation  or
Non-Reelection. If the service of a Non-employee Director is terminated as a result of retirement, resignation or non-reelection before the Options granted to such Non-employee Director have become fully exercisable, any portion of the Options which had not yet become exercisable as of the date of such termination shall expire and be terminated, and the Non-employee Director shall forfeit any rights to that portion of his Options which had not yet become exercisable. Following the date his service is terminated as a result of retirement, resignation or non-reelection, the Non-employee Director shall have the right to exercise his Options, to the extent exercisable on the date of such termination of service, during the twelve-month period following such retirement, resignation or non-reelection, provided that no Option shall be exercisable within six (6) months after the date of grant or more than ten (10) years from the date it was granted.

         (d) Options granted to a Non-employee Director who is removed for cause pursuant to the Corporation's Bylaws shall terminate as of the effective date of such removal.

         7.04 Nonassignability. Options shall not be transferable by an optionee except by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by such optionee or the optionee's guardian or legal representative.

         7.05 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Option Agreement provided for in Section 7.01.
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         7.06  Payment for  Shares.  Payment in full of the  purchase  price for shares of Common Stock purchased pursuant to the exercise of an Option shall be made to the Corporation upon exercise of the Option. Payment for shares may be made by the optionee in cash, by certified or cashier's check payable to the Corporation, or by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, or any combination of the foregoing.

         7.07 Voting and Dividend Rights. No optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.


                                  ARTICLE VIII
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the exercise price per share of Common Stock under any Option and the maximum number of
Options   which  may  be  granted  to  any   Non-employee   Director   shall  be
proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the consummation of the transactions contemplated by the Plan of Conversion resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Option shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

                                   ARTICLE IX
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate, amend or revise this Plan with respect to any shares of Common Stock as to which Options have not been granted, provided, however, that no amendment which (a) changes the maximum number of shares that may be sold or issued under the Plan (other than in accordance with the provisions of Article VIII) or (b) changes the class of persons that may be granted Options shall become effective until it receives the approval of the stockholders of the Corporation, and further provided that the Board may determine that stockholder approval for any other amendment to this Plan may be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any
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Option  previously  granted  under this Plan except as  specifically  authorized herein. Notwithstanding anything contained in this Plan to the contrary, the provisions of Articles IV, VI and VII of this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.


                                    ARTICLE X
                        RIGHTS TO CONTINUE AS A DIRECTOR

         Neither this Plan nor the grant of any Options hereunder nor any action taken by the Board in connection with this Plan shall create any right on the part of any Non-employee Director of the Corporation to continue as such.


                                   ARTICLE XI
                                   WITHHOLDING

         The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.


                                   ARTICLE XII
                        EFFECTIVE DATE OF THE PLAN; TERM

         12.01 Effective Date of the Plan. This Plan shall become effective on the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the sixth month anniversary of the consummation of the transactions contemplated by the Plan of Conversion (the "Effective Date"), and Options may be granted hereunder as of or after the effective Date and prior to the termination of this Plan.

         12.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the adoption of this Plan by the Board of Directors of the Corporation. Termination of this Plan shall not affect any Options previously granted, and such Options shall remain valid and in effect until they (a) have been fully exercised, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

                                  ARTICLE XIII
                            APPROVAL BY STOCKHOLDERS

         The Corporation shall submit this Plan to its stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the adoption of this Plan by the Board of Directors of the Corporation in order to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and, to the extent applicable, the requirements of the National Association of Securities Dealers, Inc. for quotation of the Common Stock on the Nasdaq System.
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                                   ARTICLE XIV
                                  MISCELLANEOUS

                   13.01 Governing Law. This Plan shall be construed under the laws of the State of Michigan.

         13.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.